UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 24, 2005



                             Nittany Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  0-32623                  23-2925762
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania                     16801
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (814) 234-7320
                                                                  --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [ ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     [ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 8.01  Other Events
-----------------------

     The Registrant commenced an offering on January 3, 2005 of up to 115,000 shares of additional common stock to existing stockholders through January 31, 2005. As a result of receiving stock orders from existing stockholders well in excess of 115,000, the Registrant announced on February 3, 2005, that it was increasing the stock offering to up to 180,000 shares of additional common stock at a price of $26.00 per share, with a preference to customers and the community. The Registrant announced on March 24, 2005 that it had sold all remaining registered shares. The stock offering closed on March 28, 2005.

     For further details, reference is made to the Press Release dated March 24, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99      Press Release dated March 24, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     NITTANY FINANCIAL CORP.



Date: March 28, 2005             By: /s/ Gary M. Bradley
                                     -------------------------------------------
                                     Gary M. Bradley
                                     Vice President and Chief Accounting Officer
                                     (Duly Authorized Officer)